EXHIBIT 25.1
      FORM T-1 STATEMENT OF ELIGIBILITY OF THE BANK OF NEW YORK, AS TRUSTEE

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                      135160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)

                             ---------------------

                  WISCONSIN CENTRAL TRANSPORTATION CORPORATION
               (Exact name of obligor as specified in its charter)


Delaware                                                     36-3541743
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

One O'Hare Centre
Suite 9000
6250 North River Road
P.O. Box 5062
Rosemont, Illinois                                           60017
(Address of principal executive offices)                     (Zip code)

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                                 Debt Securities
                       (Title of the indenture securities)

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                                  Ex. 25.1 - 1
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1.        General  information.  Furnish  the  following  information  as to the
          Trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                        Address
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          Superintendent of Banks of the State of  2 Rector Street, New York,
          New York                                 N.Y.  10006, and Albany, N.Y.
                                                   12203

          Federal Reserve Bank of New York         33 Liberty Plaza, New York,
                                                   N.Y.  10045

          Federal Deposit Insurance Corporation    Washington, D.C.  20429

          New York Clearing House Association      New York, New York   10005

          (b)       Whether it is authorized to exercise corporate trust powers.

          Yes.

2.        Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

16.       List of Exhibits.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 336215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 3329637.)

          4. A copy of the existing Bylaws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 3331019.)

                                  Ex. 25.1 - 2

          6.        The consent of the Trustee required by Section 321(b) of the
                    Act.   (Exhibit  6  to  Form  T-1  filed  with  Registration
                    Statement No. 3344051.)

          7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                  Ex. 25.1 - 3
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                                    SIGNATURE



          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of January, 1998.


                                        THE  BANK  OF  NEW  YORK



                                        By:      /S/VAN K. BROWN
                                             --------------------------
                                             Name:  VAN K. BROWN
                                             Title: ASSISTANT VICE PRESIDENT


                                  Ex. 25.1 - 4
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                                                                       Exhibit 7

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286

          And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                            in Thousands
Cash and balances due from depository institutions:
     Noninterestbearing balances and
          currency and coin                                         $ 7,769,502
     Interestbearing balances                                         1,472,524
Securities:
     Held-to-maturity securities                                      1,080,234
     Available-for-sale securities                                    3,046,199
Federal funds sold and Securities purchased under
     agreements to resell                                             3,193,800
Loans and lease financing receivables:
     Loans and leases, net of unearned income     35,352,045
     LESS: Allowance for loan and lease losses       625,042
     LESS: Allocated transfer risk reserve               429
     Loans and leases, net of unearned income,
          allowance, and reserve                                     34,726,574
Assets held in trading accounts                                       1,611,096
Premises and fixed assets (including capitalized leases)                676,729
Other real estate owned                                                  22,460
Investments in unconsolidated subsidiaries and
     associated companies                                               209,959
Customers' liability to this bank on acceptances
     outstanding                                                      1,357,731
Intangible assets                                                       720,883
Other assets                                                          1,627,267
                                                                    ------------
Total assets                                                        $57,514,958
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LIABILITIES
Deposits:
     In domestic offices                                            $26,875,596
     Noninterestbearing                           11,213,657
     Interestbearing                              15,661,939
     In foreign offices, Edge and Agreement
          subsidiaries, and IBFs                                     16,334,270
     Noninterestbearing                              596,369
     Interestbearing                              15,737,901
Federal funds purchased and Securities sold under
     agreements to repurchase                                         1,583,157
Demand notes issued to the U.S. Treasury                                303,000
Trading liabilities                                                   1,308,173
Other borrowed money:
     With remaining maturity of one year or less                      2,383,570
     With remaining maturity of more than one year
          through three years                                                 0
     With remaining maturity of more than three years                    20,679
Bank's liability on acceptances executed and outstanding              1,377,244
Subordinated notes and debentures                                     1,018,940
Other liabilities                                                     1,732,792
                                                                    ------------
Total liabilities                                                    52,937,421
                                                                    ============

EQUITY CAPITAL
Common stock                                                          1,135,284
Surplus                                                                 731,319
Undivided profits and capital reserves                                2,721,258
Net unrealized holding gains (losses) on available-
     for-sale securities                                                  1,948
Cumulative foreign currency translation adjustments                 (    12,272)
                                                                    ------------
Total equity capital                                                  4,577,537
                                                                    ------------
Total liabilities and equity
  capital                                                           $57,514,958
                                                                    ============


          I, Robert E. Keilman, Senior Vice President and Comptroller of the abovenamed bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

          We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


          Alan R. Griffith
          J. Carter Bacot                        Directors
          Thomas A. Renyi



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